Patriot Fund

Class	A	shares	TRFAX
Class	C	shares	TRFCX
Class	I	shares	TRFTX

a series of Northern Lights Fund Trust

Supplement dated March 27, 2014 to the Prospectus

dated January 28, 2014

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Effective immediately, James H. Lee replaces Todd Smurl as a portfolio manager of the Patriot Fund (the “Fund”) and is responsible for the day-to-day management of the Fund.  The investment objective, principal investment strategies and principal risks of the Fund will not change.

Effective immediately, the following replaces certain information related to the “Investment Adviser Portfolio Manager” on page 3 of the Prospectus:

Investment Adviser Portfolio Manager: James H Lee, President of the Adviser serves the Fund as its Portfolio Manager since 2014.

The following replaces certain information in the section titled “Portfolio Manager” on page 6 of the Prospectus:

Portfolio Manager

James H. Lee

James H. Lee is primarily responsible for the day-to-day management of the Fund. James. H. Lee became Portfolio Manager to the Fund in April 2014.  He had served on the Adviser’s Investment Committee since the Fund commenced operations in March 2012.  James H. Lee has served as the President of Ascendant Advisors Group, LLC since 2009 and serves on the Investment Committee since its inception. He is a Member, Investment Committee Member, Founder and Former President of Momentum Securities, LLC (1999-2003); and was E&Y Entrepreneur of the Year 2001. Former Chairman of the Board of Trustees,  Teachers Retirement System of Texas from 2006 to 2009 and Former Trustee, Texas Growth Fund (2008-2009) and worked in The First Boston Corporation M&A Group in the early 1990s. Mr. Lee attended the University of Texas at Austin (MBA), University of Texas at Austin (BBA, Finance), and London Business School (Executive Hedge Fund Program).

The portfolio manager continues to be supported by the adviser’s Investment Committee and other senior personnel as stated in the prospectus.

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The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of Fund shares.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated January 28, 2014, which provides information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-5ASCEND.

Please retain this Supplement for future reference.

Patriot Fund

Class	A	shares	TRFAX
Class	C	shares	TRFCX
Class	I	shares	TRFTX

a series of Northern Lights Fund Trust

Supplement dated March 27, 2014 to the

Statement of Additional Information (“SAI”) dated January 28, 2014

Effective immediately, James H. Lee replaces Todd Smurl as a portfolio manager of the Patriot Fund (the “Fund”) and is responsible for the day-to-day management of the Fund.  The investment objective, principal investment strategies and principal risks of the Fund has not changed.

Effective immediately, the following replaces the information in the section titled “Portfolio Manager” on pages 54 and 55 of the SAI:

PORTFOLIO MANAGER

The following table lists the number and types of accounts managed by the Portfolio Manager, in addition to those of the Fund and assets under management in those accounts as of March 1, 2014:

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	AssetsManaged($ millions)	PooledInvestmentVehicleAccounts	AssetsManaged	OtherAccounts	Assets Managed
James H. Lee	0	$0	0	$0	0	$0

Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	AssetsManaged($ millions)	PooledInvestmentVehicleAccounts	AssetsManaged	OtherAccounts	Assets Managed
James H. Lee	0	$0	0	$0	0	$0

Conflicts of Interest.

As indicated in the table above, portfolio manager at the Adviser may manage numerous accounts for multiple clients.  These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  The portfolio manager makes investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from a Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over a Fund.  The Adviser has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within the Adviser are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources.  Additionally, the Adviser utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

The portfolio manager receives a salary and may be eligible for a bonus based on the performance of the Adviser.  Mr. Lee is also an equity owner of the Adviser, and therefore may share in the advisor's profits.

Ownership

The following table shows the dollar range of equity securities beneficially owned by the portfolio manager in each Fund as of March 1, 2014.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
James H. Lee	$100,001 - $500,000

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated January 28, 2014, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-5ASCEND.

Please retain this Supplement for future reference.